
Heller Equipment Asset Receivables Trust 1999-1
-----------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                                         August 2, 2001      to          September 1, 2001
Determination Date                                    September 10, 2001
Distribution Date                                     September 13, 2001

Available Amounts

      Scheduled Payments plus Payaheads, net of Excluded Amounts          4,423,661.67
      Prepayment Amounts                                                  1,518,095.60
      Recoveries                                                            398,740.33
      Investment Earnings on Collection Account and Reserve Fund             12,377.15
      Late Charges                                                            5,464.23
      Servicer Advances                                                     398,546.03

      Total Available Amounts                                             6,756,885.01
                                                                          ------------

Payments on Distribution Date

      Trustee Fees (only applicable pursuant to an Event of Default)              0.00

      Unreimbursed Servicer Advances to the Servicer                              0.00

      Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer        0.00

      Interest due to Class A-1 Notes                                             0.00

      Interest due to Class A-2 Notes                                             0.00

      Interest due to Class A-3 Notes                                       186,346.44

      Interest due to Class A-4 Notes                                       146,800.09

      Interest due to Class B Notes                                          14,481.47

      Interest due to Class C Notes                                          13,233.95

      Interest due to Class D Notes                                          29,539.11

      Class A-1 Principal Payment Amount                                          0.00

      Class A-2 Principal Payment Amount                                          0.00

      Class A-3 Principal Payment Amount                                  4,820,120.40

      Class A-4 Principal Payment Amount                                          0.00

      Class B Principal Payment Amount                                      203,240.38

      Class C Principal Payment Amount                                      232,228.77

      Class D Principal Payment Amount                                      963,643.02

      Additional Principal to Class A-2 Notes                                     0.00

      Additional Principal to Class A-3 Notes                               185,014.35

      Additional Principal to Class A-4 Notes                                     0.00

      Additional Principal to Class B Notes                                       0.00

      Additional Principal to Class C Notes                                       0.00

      Additional Principal to Class D Notes                                       0.00

      Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer            0.00
      Deposit to the Reserve Fund                                           (37,762.99)
      Excess to Certificateholder                                                 0.00

      Total distributions to Noteholders and Certificateholders           6,756,885.01
                                                                          ------------

Heller Equipment Asset Receivables Trust 1999-1
-----------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only

      Trustee fees due on Distribution Date                                                                              0.00

Unreimbursed Servicer Advances

      Unreimbursed Servicer Advances                                                                                     0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred

  (i) Servicing Fee Percentage                                                                                          0.40%
 (ii) ADCB of Contract Pool as of the 1st day of the Collection Period                                          79,255,482.21
(iii) Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                            0.00

 (iv) Servicing Fee accrued but not paid in prior periods                                                                0.00

      Total Servicing Fee due and accrued ( (iii) + (iv) )                                                               0.00

      Servicing Fee carried forward                                                                                      0.00

      Monthly Servicing Fee distributed                                                                                  0.00


Class A-1 Interest Schedule

      Opening Class A-1 principal balance                                                                                0.00
      Class A-1 Interest Rate                                                                                        4.94795%
      Number of days in Accrual Period                                                                                     31
      Current Class A-1 interest due                                                                                     0.00
      Class A-1 interest accrued but not paid in prior periods                                                           0.00
      Total Class A-1 interest due                                                                                       0.00
      Class A-1 interest carried forward                                                                                 0.00

      Class A-1 interest distribution                                                                                    0.00


Class A-2 Interest Schedule

      Opening Class A-2 principal balance                                                                                   -
      Class A-2 Interest Rate                                                                                           5.26%
      Current Class A-2 interest due                                                                                        -
      Class A-2 interest accrued but not paid in prior periods                                                           0.00
      Total Class A-2 interest due                                                                                          -

      Class A-2 interest carried forward                                                                                 0.00

      Class A-2 interest distribution                                                                                       -


Class A-3 Interest Schedule

      Opening Class A-3 principal balance                                                                       40,657,405.45
      Class A-3 Interest Rate                                                                                           5.50%
      Current Class A-3 interest due                                                                               186,346.44
      Class A-3 interest accrued but not paid in prior periods                                                           0.00
      Total Class A-3 interest due                                                                                 186,346.44

      Class A-3 interest carried forward                                                                                 0.00

      Class A-3 interest distribution                                                                              186,346.44


Class A-4 Interest Schedule

      Opening Class A-4 principal balance                                                                       31,345,216.00
      Class A-4 Interest Rate                                                                                           5.62%
      Current Class A-4 interest due                                                                               146,800.09
      Class A-4 interest accrued but not paid in prior periods                                                           0.00
      Total Class A-4 interest due                                                                                 146,800.09
      Class A-4 interest carried forward                                                                                 0.00

      Class A-4 interest distribution                                                                              146,800.09


Class B Interest Schedule

      Opening Class B principal balance                                                                          2,985,871.04
      Class B Interest Rate                                                                                             5.82%

      Current Class B interest due                                                                                  14,481.47
      Class B interest accrued but not paid in prior periods                                                             0.00
      Total Class B interest due                                                                                    14,481.47
      Class B interest carried forward                                                                                   0.00

      Class B interest distribution                                                                                 14,481.47


Class C Interest Schedule

      Opening Class C principal balance                                                                          2,458,318.53
      Class C Interest Rate                                                                                             6.46%
      Current Class C interest due                                                                                  13,233.95
      Class C interest accrued but not paid in prior periods                                                             0.00
      Total Class C interest due                                                                                    13,233.95
      Class C interest carried forward                                                                                   0.00

      Class C interest distribution                                                                                 13,233.95


Class D Interest Schedule

      Opening Class D principal balance                                                                          3,865,532.00
      Class D  Interest Rate                                                                                            9.17%
      Current Class D interest due                                                                                  29,539.11
      Class D interest accrued but not paid in prior periods                                                             0.00
      Total Class D interest due                                                                                    29,539.11
      Class D interest carried forward                                                                                   0.00

      Class D interest distribution                                                                                 29,539.11


Class A-1 Principal Schedule

      Class A-1 Maturity Date                                                                                    May 15, 2000
  (i) Opening Class A-1 principal balance                                                                                0.00
 (ii) Aggregate outstanding principal of Notes plus Overcollateralization Balance                               81,312,343.02
(iii) ADCB as of last day of the Collection Period                                                              73,860,770.32
 (iv) Monthly Principal Amount ( (ii) - (iii) )                                                                  7,451,572.70
      Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                                     0.00
      Class A-1 Principal Payment Amount distribution                                                                    0.00

      Class A-1 Principal Balance after current distribution                                                             0.00


Class A Principal Payment Amount

  (i) Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount                                     72,002,621.45
 (ii) Class A Target Investor Principal Amount (90.9583% * ending ADCB)                                         67,182,501.05
      Class A Principal Payment Amount                                                                           4,820,120.40
      Funds available for distribution                                                                           4,820,120.40


Class A-2 Principal Schedule

      Opening Class A-2 principal balance                                                                                   -
      Class A-2 Principal Payment Amount distribution                                                                    0.00

      Class A-2 principal balance after current distribution                                                                -


Class A-3 Principal Schedule

      Opening Class A-3 principal balance                                                                       40,657,405.45
      Class A-3 Principal Payment Amount distribution                                                            4,820,120.40

      Class A-3 principal balance after current distribution, before Additional Principal                       35,837,285.05

Class A-4 Principal Schedule

      Opening Class A-4 principal balance                                                                       31,345,216.00
      Class A-4 Principal Payment Amount distribution                                                                    0.00

      Class A-4 principal balance after current distribution                                                    31,345,216.00


Class B Principal Schedule

      Opening Class B principal balance                                                                          2,985,871.04
      Class B Target Investor Principal Amount (3.7674% * ending ADCB)                                           2,782,630.66
      Class B Floor                                                                                              1,951,128.45
      Class B Principal Payment Amount due                                                                         203,240.38
      Class B Principal Payment Amount distribution                                                                203,240.38

      Class B principal balance after current distribution                                                       2,782,630.66


Class C Principal Schedule

      Opening Class C principal balance                                                                          2,458,318.53
      Class C Target Investor Principal Amount (3.0139% * ending ADCB)                                           2,226,089.76
      Class C Floor                                                                                              1,432,987.05
      Class C Principal Payment Amount due                                                                         232,228.77
      Class C Principal Payment Amount distribution                                                                232,228.77

      Class C principal balance after current distribution                                                       2,226,089.76


Class D Principal Schedule

      Opening Class D principal balance                                                                          3,865,532.00
      Class D Target Investor Principal Amount (1.5070% * ending ADCB)                                           1,113,081.81
      Class D Floor                                                                                              2,901,888.98
      Class D Principal Payment Amount due                                                                         963,643.02
      Class D Principal Payment Amount distribution                                                                963,643.02

      Class D principal balance after current distribution                                                       2,901,888.98


Additional Principal Schedule

      Floors applicable (Yes/No)                                                                                          Yes
      Monthly Principal Amount                                                                                   7,451,572.70
      Sum of Principal Payments payable on all classes                                                           6,219,232.58
      Additional Principal  payable                                                                              1,232,340.12
      Additional Principal available, if payable                                                                   185,014.35

      Class A-2 Additional Principal allocation                                                                          0.00
      Class A-2 principal balance after current distribution                                                                -

      Class A-3 Additional Principal allocation                                                                    185,014.00
      Class A-3 principal balance after current distribution                                                    35,652,271.04

      Class A-4 Additional Principal allocation                                                                          0.00
      Class A-4 principal balance after current distribution                                                    31,345,216.00

      Class B Additional Principal allocation                                                                            0.00
      Class B principal balance after current distribution                                                       2,782,630.66

      Class C Additional Principal allocation                                                                            0.00
      Class C principal balance after current distribution                                                       2,226,089.76

      Class D Additional Principal allocation                                                                            0.00
      Class D principal balance after current distribution                                                       2,901,888.98

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer

  (i) Servicing Fee Percentage                                                                                          0.40%
 (ii) ADCB of Contract Pool as of the 1st day of the Collection Period                                          79,255,482.21
(iii) Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                                    26,418.49
 (iv) Servicing Fee accrued but not paid in prior periods                                                        1,546,967.17

      Total Servicing Fee due and accrued ( (iii) + (iv) )                                                       1,573,385.66

      Servicing Fee carried forward                                                                              1,573,385.66

      Monthly Servicing Fee distributed                                                                                  0.00


Reserve Fund Schedule

      ADCB as of the end of the Collection Period                                                               73,860,770.32
      Required Reserve Amount (ending ADCB * 0.70%)                                                                517,025.39
      Prior month Reserve Fund balance                                                                             554,788.38
      Deposit to Reserve Fund - excess funds                                                                             0.00
      Interim Reserve Fund Balance                                                                                 554,788.38
      Current period draw on Reserve Fund for Reserve Interest Payments                                                  0.00
      Current period draw on Reserve Fund for Reserve Principal Payments                                            37,762.99
      Excess to Certificateholder                                                                                        0.00
      Ending Reserve Fund balance                                                                                  517,025.39

      Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period                               0.70%

Heller Equipment Asset Receivables Trust 1999-1
-----------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors


      Class A-1
      Class A-1 principal balance                                                                                        0.00
      Initial Class A-1 principal balance                                                                      130,040,761.00

      Note factor                                                                                                 0.000000000


      Class A-2
      Class A-2 principal balance                                                                                        0.00
      Initial Class A-2 principal balance                                                                       66,680,434.00

      Note factor                                                                                                 0.000000000


      Class A-3
      Class A-3 principal balance                                                                               35,652,270.70
      Initial Class A-3 principal balance                                                                      135,293,633.00

      Note factor                                                                                                 0.263517727


      Class A-4
      Class A-4 principal balance                                                                               31,345,216.00
      Initial Class A-4 principal balance                                                                       31,345,216.00

      Note factor                                                                                                 1.000000000


      Class B
      Class B principal balance                                                                                  2,782,630.66
      Initial Class B principal balance                                                                          9,663,831.00

      Note factor                                                                                                 0.287942811


      Class C
      Class C principal balance                                                                                  2,226,089.76
      Initial Class C principal balance                                                                          7,731,065.00

      Note factor                                                                                                 0.287940893


      Class D
      Class D principal balance                                                                                  2,901,888.98
      Initial Class D principal balance                                                                          3,865,532.00

      Note factor                                                                                                 0.750708823

Heller Equipment Asset Receivables Trust 1999-1
-----------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations

Cumulative Loss Amount Schedule
 (i)  Outstanding Principal Amount of the Notes as of the preceding Distribution Date                          81,312,343.02
 (ii) Overcollateralization Balance as of the preceding Distribution Date                                               0.00
(iii) Monthly Principal Amount                                                                                  7,451,572.70
 (iv) Available Amounts remaining after the payment of interest                                                 6,366,483.94
 (v)  ADCB as of the end of the Collection Period                                                              73,860,770.32
      Cumulative Loss Amount                                                                                    1,085,088.76

Class B Floor Calculation

      Class B Floor percentage                                                                                          1.86%
      Initial ADCB                                                                                            386,553,237.98
      Cumulative Loss Amount for current period                                                                 1,085,088.76
      Sum of Outstanding Principal Amount of Class C Notes, Class D Notes and Overcollateralization Balance     6,323,850.53
      Class B Floor                                                                                             1,951,128.45

Class C Floor Calculation

      Class C Floor percentage                                                                                          1.09%
      Initial ADCB                                                                                            386,553,237.98
      Cumulative Loss Amount for current period                                                                 1,085,088.76
      Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization Balance                    3,865,532.00
      Class C Floor                                                                                             1,432,987.05

Class D Floor Calculation

      Class D Floor percentage                                                                                          0.47%
      Initial ADCB                                                                                            386,553,237.98
      Cumulative Loss Amount for current period                                                                 1,085,088.76
      Overcollateralization Balance                                                                                     0.00
      Class D Floor                                                                                             2,901,888.98

Heller Financial, Inc. is the Servicer (Yes/No)                                                                          Yes

An Event of Default has occurred  (Yes/No)                                                                                No


10% Substitution Limit Calculation

      ADCB as of the Cut-off Date:                                                                            386,553,237.98

      Cumulative DCB of Substitute Contracts replacing materially modified contracts                            5,700,693.36
      Percentage of Substitute Contracts replacing materially modified contracts                                        1.47%

      Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                                No


5% Skipped Payment Limit Calculation

      The percent of contracts with Skipped Payment modifications                                                       0.10%
      The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                                    No
      Any Skipped Payments have been deferred later than January 1, 2006                                                  No

Heller Equipment Asset Receivables Trust 1999-1
---------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data

ADCB as of the first day of the Collection Period                                                             79,255,482.21
ADCB as of the last day of the Collection Period                                                              73,860,770.32

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                    100,530.00
Number of Contracts that became Defaulted Contracts during the period                                                     4
Defaulted Contracts as a percentage of ADCB (annualized)                                                               1.63%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                     1,403,688.00
Number of Prepaid Contracts as of the last day of the Collection Period                                                   7

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                   0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                            0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                  0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                 398,740.00

Cumulative Servicer Advances paid by the Servicer                                                             20,756,054.00
Cumulative reimbursed Servicer Advances                                                                       20,357,508.02

Delinquencies and Losses                  Dollars             Percent
------------------------                  -------             -------
      Current                          67,905,041.35           91.94%
      31-60 days past due               2,311,519.26            3.13%
      61-90 days past due               2,693,780.69            3.65%
      Over 90 days past due               950,429.02            1.29%
                                       -------------          -------
      Total                            73,860,770.32          100.00%

      31+ days past due                 5,955,728.97            8.06%

 (i)  Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                               11,377,029.36
 (ii) Cumulative Recoveries realized on Defaulted Contracts                                                    5,122,086.96
      Cumulative net losses to date  ( (i) - (ii) )                                                            6,254,942.40
      Cumulative net losses as a percentage of the initial ADCB                                                        1.62%